Exhibit 10.3

Execution Version

AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT

This AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT, dated as of December 31, 2019 (this “Amendment”) among SAEXPLORATION HOLDINGS, INC., a Delaware corporation (the “Issuer”), the Guarantors (as defined in the Indenture referred to below and, together with the Issuer, the “Company Indenture Parties”), and the Holders (as defined in the Indenture) party hereto (the “Forbearing Holders”), together holding more than 75% in aggregate outstanding principal amount of the Notes (as defined below), hereby amends the Forbearance Agreement (the “Forbearance Agreement”), dated as of September 23, 2019, by and among the parties thereto. Capitalized terms used and not defined herein shall have the definitions ascribed to such terms in the Forbearance Agreement or Indenture (as defined below), as applicable.

RECITALS

WHEREAS, the Issuer, the Guarantors, and Wilmington Savings Fund Society FSB, as trustee and collateral trustee under and as defined in the Indenture (in such capacity, the “Trustee”), are party to that certain Senior Secured Convertible Notes Indenture, dated as of September 26, 2018 (as heretofore amended or otherwise modified, the “Indenture”), which governs the $60,000,000 aggregate principal amount of 6.00% Senior Secured Convertible Notes due 2023 (the “Notes”);

WHEREAS, each of the parties hereto is party to the Forbearance Agreement relating to the Indenture, pursuant to which the Forbearing Holders, upon the terms and conditions set forth in the Forbearance Agreement, agreed to forbear during the Forbearance Period from exercising certain rights and remedies arising from or in respect of the Existing Defaults and the Potential Defaults specified in Exhibit A to the Forbearance Agreement;

WHEREAS, the parties hereby desire to make certain amendments to the Forbearance Agreement.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments to Forbearance Agreement.

(a) The following defined term in Section 1 of the Forbearance Agreement is hereby amended and restated as follows:

“Termination Date” means 5:00 p.m. on the earlier of (i) January 27, 2020, or (ii) the date on which a Termination Event occurs.

(b) Exhibit A of the Forbearance Agreement is hereby amended to insert the Existing Defaults and Potential Defaults identified in Exhibit 1 hereto.

Section 2. No Other Amendments. This Amendment shall not constitute an amendment of any provision of the Forbearance Agreement except as expressly stated herein. Except as expressly amended hereby, the provisions of the Forbearance Agreement shall remain in full force and effect in accordance with their terms.

Section 3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 4. Controlling Effect. The parties hereto hereby agree that this Amendment shall be an “Indenture Document” as defined in the Indenture. In the event of a conflict or inconsistency between this Amendment and the Indenture or any other Indenture Document, this Amendment shall control.

Section 5. Governing Law. The validity of this Amendment and the other Indenture Documents (unless expressly provided to the contrary in another Indenture Document in respect of such other Indenture Document), the construction, interpretation, and enforcement hereof and thereof, and the rights of the parties hereto and thereto with respect to all matters arising hereunder or thereunder or related hereto or thereto as well as all claims, controversies or disputes arising under or related to this Amendment and the other Indenture Documents shall be determined under, governed by, and construed in accordance with the laws of the state of New York, without regard to the conflicts of laws principles thereof that would require the application of the laws of another jurisdiction.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ISSUER:

SAEXPLORATION HOLDINGS, INC.

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Chief Executive Officer

GUARANTORS:

SAEXPLORATION, INC.

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

SAEXPLORATION SUB, INC.

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

NES, LLC

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

[Signature page to Amendment No. 1 to Forbearance Agreement]

FORBEARING HOLDERS: HIGHBRIDGE MSF INTERNATIONAL LTD.

By:	Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal

Name:	Jonathan Segal

Title:	Managing Director

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.

By:	Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal

Name:	Jonathan Segal

Title:	Managing Director

[Signature page to Amendment No. 1 to Forbearance Agreement]

FORBEARING HOLDERS: WHITEBOX ASYMMETRIC PARTNERS, L.P.

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

By:	Whitebox Advisors LLC its investment manager

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

WHITEBOX CREDIT PARTNERS, L.P.

By:	Whitebox Advisors LLC its investment manager

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

[Signature page to Amendment No. 1 to Forbearance Agreement]

FORBEARING HOLDERS:

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND, L.P.

By:	/s/ David O’Mara

Name:	David O’Mara

Title:	Deputy General Counsel

BLUEMOUNTAIN KICKING HORSE FUND, L.P.

By:	/s/ David O’Mara

Name:	David O’Mara

Title:	Deputy General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF, L.P.

By:	/s/ David O’Mara

Name:	David O’Mara

Title:	Deputy General Counsel

BLUEMOUNTAIN SUMMIT TRADING, L.P.

By:	/s/ David O’Mara

Name:	David O’Mara

Title:	Deputy General Counsel

[Signature page to Amendment No. 1 to Forbearance Agreement]

FORBEARING HOLDERS: JOHN PECORA

By:	/s/ John Pecora

[Signature page to Amendment No. 1 to Forbearance Agreement]

Exhibit 1

EXISTING DEFAULTS

7.

Any existing event of default under the ABL Documents or Term Documents which is the subject of a forbearance agreement or forbearance extension entered into by the parties thereto contemporaneously with an extension of the Termination Date under this Agreement agreed to by the Forbearing Holders.

POTENTIAL DEFAULTS

7.

Any anticipated default under the ABL Documents or Term Documents which is the subject of a forbearance agreement or forbearance extension entered into by the parties thereto contemporaneously with an extension of the Termination Date under this Agreement agreed to by the Forbearing Holders.

Exh. 1